Income Taxes	9 Months Ended	12 Months Ended
	Sep. 30, 2023	Dec. 31, 2022
Income Tax Disclosure [Abstract]
Income Taxes

Note 15 – Income Taxes

The Company uses the asset and liability method to account for income taxes. Under this method, deferred income tax assets and liabilities are recognized for the future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled. The effect on deferred tax assets and liabilities of a change in tax rates is recognized in income in the period that includes the enactment date. If a carryforward exists, the Company decides as to whether the carryforward will be utilized in the future. Currently, a valuation allowance is established for all deferred tax assets and carryforwards as their recoverability is deemed to be uncertain. If the Company’s expectations for future operating results at the federal or at the state jurisdiction level vary from actual results due to changes in healthcare regulations, general economic conditions, or other factors, it may need to adjust the valuation allowance, for all or a portion of the Company’s deferred tax assets. The Company’s income tax expense in future periods will be reduced or increased to the extent of offsetting decreases or increases, respectively, in the Company’s valuation allowance in the period when the change in circumstances occurs. These changes could have a significant impact on the Company’s future earnings.

Income tax expense was $1,886 and $4,751 for the three and nine months ended September 30, 2023, compared to $0 and $800 for the three and nine months ended September 30, 2022. The annual forecasted effective income tax rate for 2023 is 0%, with a year-to-date effective income tax rate for the nine months ended September 30, 2023, of 0%.

Note 14 – Income Taxes

The provision for income taxes consists of the following for the year ended December 31, 2022, and 2021:

	December 31
	2022	2021
Federal income taxes:
Current	$-	$-
Deferred	315	(280)
Total federal income taxes	315	(280)

State income taxes:
Current	2,062	4,094
Deferred	496	390
Total state income taxes	2,558	4,484
Total income taxes	$2,872	$4,764

The effective income tax rate is lower than the U.S. federal and state statutory rates primarily because of the valuation allowance and, to a lesser extent, permanent items. A reconciliation of the 2022 and 2021 federal statutory rate as compared to the effective income tax rate is as follows:

	December 31
	2022		2021
Pre-Tax Book Income at Statutory Rate	$(2,202,718)	21.00%	$(1,363,829)	21.00%
State Tax Expense, net	1,629	-0.02%	3,624	-0.06%
Permanent Items	348,768	-3.33%	425,318	-6.55%
Hanging Credit	811	-0.01%	-	-
True-Ups	(36,554)	0.35%	713,398	-10.98%
Change in Federal Valuation Allowance	1,890,936	-18.03%	226,255	-3.48%
Total Expense	$2,872	-0.03%	$4,764	-0.07%

Deferred income taxes reflect the net effect of temporary differences between the carrying amounts of assets and liabilities for financial reporting purposes and the amounts used for income tax. Significant components of the deferred tax assets and liabilities as of December 31, 2022 and 2021, are as follows:

	December 31
	2022	2021

Deferred tax assets:
Accrued Compensation	$243,056	$150,952
Lease (ASC 842)	342,254	365,602
Charitable Contributions	2,771	136
Stock Option Expense	117,099	75,590
Restricted Stock Unit	62,090	12,929
Net Operating Losses	8,395,160	6,406,223
Org Costs	81,255	72,455
-IRC Sec. 174 Expense	275,519	-
Investment in HRCFG INVO, LLC	123,217	81,234
Equity in earnings - Positib	19,950	3,765
Gross deferred tax assets	9,662,371	7,168,886

Deferred tax liabilities:
Fixed Assets	(21,560)	(26,907)
ROU Lease (ASC 842)	(5,858)	(353,551)
Trademark Amortization	(327,946)	(4,309)
Deferred Revenue	(47)	-
Tax Amortization of Org Cost	(7,222)	-
Gain/Loss on sale of assets	(2,561)	-
Gross deferred tax liability	(365,194)	(384,767)
Less: valuation allowance	(9,299,126)	(6,785,258)
Net deferred tax liability	$(1,949)	$(1,139)

The Company recorded a full valuation allowance against its net deferred tax asset at December 31, 2022 and 2021 totaling $9.3 million and $6.8 million, respectively. A naked credit resulting from indefinite lived intangibles was valued at December 31, 2022, and 2021 totaling $(1,949) and ($1,139), respectively.

As of December 31, 2022, the Company has federal net operating loss carryforwards of approximately $32.8 million. Of that amount, $10.8 million will expire, if not utilized, in various years beginning in 2028 and which are also subject to the limitations of IRC §382. The remaining carryforward amount of $15.0 million, has no expiration period and can be applied to 80% of taxable income per year in future periods. State net operating loss carryforwards total $8.9 million. Of that amount, $3.5 million will begin to expire in 2033 and are subject to the limitations of IRC §382. The remaining $20.0 million of state net operating loss carryforwards are similar to the federal net operating loss in that it has no expiration period and can be applied to 100% of state taxable income per year.